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                                            Exhibit 10(d)

                  AMENDMENT NUMBER FIVE

                            TO

                 GRANTOR TRUST AGREEMENT

THIS AGREEMENT, made as of the fourteenth of January, 1997, by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized under the laws of the State of New
York (hereinafter referred to as the "Company"), and THE
CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the New York (hereinafter referred to as the "Trustee"),

                   W I T N E S S E T H:

     WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the "Agreement");

     WHEREAS, The Chase Manhattan Bank, N.A. has merged into Chemical Bank which was renamed The Chase Manhattan
Bank and which has assumed The Chase Manhattan Bank, N.A.'s obligations under the Agreement by operation of law;

     WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

     WHEREAS, the Company desires to amend Exhibit I to the Agreement;

     NOW, THEREFORE, the Company and the Trustee agree that the Agreement is amended as follows, effective
January 14, 1997:

     Exhibit I to the Agreement is hereby amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first written above.

ATTEST:                  THE BANK OF NEW YORK COMPANY, INC.

\s\ Thomas E. Angers     \s\ Deno D. Papageorge
---------------------   -----------------------------------
                             Deno D. Papageorge
                         Senior Executive Vice President
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ATTEST:                  THE CHASE MANHATTAN BANK

\s\ Peter Coghill AVP    By: \s\ Martha C. Dolan
---------------------        -----------------------
                             Vice President

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                    EXHIBIT I
                    ---------

1. The Bank of New York Company, Inc.  Excess Benefit Plan

2. The Bank of New York Company, Inc. Supplemental
   Executive Retirement Plan

3. Agreements between The Bank of New York Company, Inc.
   and the following persons:

     Individual                Date of Agreement
     ----------                -----------------
   Samuel F. Chevalier         October 11, 1994
   Richard D. Field            October 11, 1994
   Alan R. Griffith            October 11, 1994
   Joseph A. Grimaldi          April 11, 1995
   Gerald L. Hassell           April 11, 1995
   Newton P.S. Merrill         October 11, 1994
   Donald R. Monks             January 14, 1997
   Robert J. Mueller           October 11, 1994
   Richard A. Pace             October 11, 1994
   Thomas A. Renyi             October, 11, 1994